PRELIMINARY COPIES


                                                   (File Nos. 2-67052; 811-3032)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [X]    Preliminary Proxy Statement
         [ ]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                   FORUM FUNDS
                (Name of Registrant as Specified in its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     [X]  No Fee Required

     [ ]  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11

          1)   Title of each class of securities to which transaction applies:


          2)   Aggregate number of securities to which transaction applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


          4)   Proposed maximum aggregate value of transaction:


          5)   Total fee paid:


     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:


          2)   Form, Schedule or Registration Statement No.:


          3)   Filing Party:


          4)   Date Filed:

                               PRELIMINARY COPIES


                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


June xx, 2002

Dear Shareholder:

         The Board of Trustees of Forum Funds (the "Trust") has called a special meeting of the shareholders of Investors Bond Fund and the shareholders of TaxSaver Bond Fund (each a "Fund"), each a series of the Trust, to approve the continuation of the investment advisory agreement (the "Current Agreement") between the Trust and Grosvenor Capital Management, LLC ("Grosvenor") with respect to each Fund. The meeting is scheduled to be held on July xx, 2002.

         Prior to May 13, 2002, Forum Investment Advisors, LLC ("FIA") served as each Fund's investment adviser pursuant to an investment advisory agreement between the Trust and FIA (the "Prior Agreement"). At the May 13, 2002 meeting of the Board of Trustees of Forum Funds (the "Board"), the Board approved the transfer to Grosvenor of FIA's advisory responsibilities with respect to each Fund under the Prior Agreement and approved the Current Agreement with respect to each Fund. Grosvenor is a wholly owned subsidiary of FIA.

         Forum intends to sell 80% of its ownership interest ("FIA's Interest") in Grosvenor to several investors on or about August 1, 2002. Under the Current Agreement, the sale by Forum of its interest will operate to automatically terminate the Current Agreement. Nevertheless, after careful consideration, the Board unanimously approved the continuance of the Current Agreement with respect to each Fund subsequent to the sale of FIA's Interest in Grosvenor, subject to the approval of each Fund's shareholders. The Board recommends that the shareholders of each Fund vote "FOR" the continuation of the Current Agreement subsequent to the sale of Forum's Interest in Grosvenor.

         Shareholders of each Fund are being asked to approve the Current Agreement only with respect to the Fund in which they own shares. The approval of the continuation of the Current Agreement by the shareholders of one Fund is not contingent on the approval of the continuation of the Current Agreement by the shareholders of the other Fund.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE
ADJOURNMENTS, PLEASE READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JULY XX, 2002. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US AT
(800) 943-6786.

          We appreciate your participation and prompt response. Thank you for your continued support.

                                                Sincerely,



                                                John Y. Keffer
                                                 President and Chairman of
                                                 the Board of the Trustees

                               PRELIMINARY COPIES


                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                            -------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE XX, 2002

                            -------------------------

To the Shareholders of Investors Bond Fund and TaxSaver Bond Fund:

         Notice is hereby given that a special meeting of shareholders (the "Meeting") of Investors Bond Fund and TaxSaver Bond Fund (each a "Fund"), each a series of Forum Funds (the "Trust"), will be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 on July xx, 2002 at 10:00 a.m. (Eastern time). The purpose of the Meeting is:

          1. To approve the continuation of the investment advisory agreement between the Trust and Grosvenor Capital Management, LLC with respect to Investors Bond Fund;

          2. To approve the continuation of the investment advisory agreement between the Trust and Grosvenor Capital Management, LLC with respect to TaxSaver Bond Fund; and

          3. To transact such other business as may properly come before the Meeting.

         The Trust's Board of Trustees has fixed the close of business on June xx, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Please carefully read the accompanying Proxy Statement.


                                        By Order of the Board of Trustees,



                                        Leslie K. Klenk
                                         Secretary

Portland, Maine
June xx, 2002

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOUR OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                               PRELIMINARY COPIES


TABLE OF CONTENTS                                                           PAGE

--------------------------------------------------------------------------------

INTRODUCTION.................................................................. 1
PROPOSAL...................................................................... 2
         SUMMARY OF PROPOSAL.................................................. 3
         -------------------
         EVALUATION BY THE BOARD OF TRUSTEES.................................. 3
         -----------------------------------
         DISCUSSION OF THE PRIOR AGREEMENT AND THE CURRENT AGREEMENT.......... 3
         -----------------------------------------------------------
         ADVISORY FEES........................................................ 4
         -------------
         INFORMATION ABOUT GROSVENOR (PRIOR TO SALE OF FORUM'S INTEREST)...... 5
         ---------------------------------------------------------------
         INFORMATION ABOUT GROSVENOR (AFTER SALE OF FORUM'S INTEREST)......... 5
         ------------------------------------------------------------
OTHER MATTERS................................................................. 6
ADDITIONAL INFORMATION........................................................ 7
         OTHER FUND SERVICE PROVIDERS......................................... 7
         ----------------------------
REPORTS TO SHAREHOLDERS....................................................... 8
ADVISORY AGREEMENT (EXHIBIT A)
PROXY

                               PRELIMINARY COPIES


                                 PROXY STATEMENT

                               INVESTORS BOND FUND
                               TAXSAVER BOND FUND
                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE XX, 2002

                               -------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Forum Funds (the "Trust"), a Delaware business trust, on behalf of Investors Bond Fund and TaxSaver Bond Fund (each a "Fund"), each a series of the Trust. The Trust is a registered open-end investment company whose executive offices are located at Two Portland Square, Portland, Maine 04101. Proxies will be voted at a special meeting of shareholders (the "Meeting") of each Fund to be held at the offices of the Trust's administrator, Forum Administrative Services, LLC ("FAdS"), Two Portland Square, Portland, Maine 04101 on July xx, 2002, at 10:00 a.m. (Eastern time), or at any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Notice of Meeting, this Proxy Statement and the proxy card are first being mailed to shareholders on or about June xx, 2002.

     The Board has fixed the close of business on June xx, 2002 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. As of the Record Date there were x,xxx,xxx shares outstanding of Investors Bond Fund and x,xxx,xxx shares outstanding of TaxSaver Bond Fund. Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of a Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Fund at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and broker non-votes have the effect of votes "AGAINST" a Proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled "ABSTAIN" would result in the shares covered by the proxy being treated as if they were voted "AGAINST" a Proposal.

     IF A CHOICE IS NOT SPECIFIED ON A PROPERLY EXECUTED PROXY THAT IS RETURNED IN TIME TO BE VOTED AT THE MEETING, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL FOR WHICH THE PROXY WAS SUBMITTED.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the

Meeting to permit further solicitation of proxies with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote for a Proposal as "FOR" such an adjournment; provided, however, any proxies required to be voted against a Proposal will be voted "AGAINST" such adjournment. A shareholder vote may be taken on a Proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

     Approval of a Proposal by a Fund requires the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

     Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to Forum Shareholder Services, LLC ("FSS"), the Trust's transfer agent, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting. The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of FFS or its affiliates. Grosvenor Capital Management, LLC ("Grosvenor") and/or its affiliates will bear all of the costs of the Meeting and the preparation, printing and mailing of this Proxy Statement and proxy cards.

                                    PROPOSAL

SUMMARY OF PROPOSAL
-------------------

     The Meeting is being called to approve the continuation of the investment advisory agreement between the Trust and Grosvenor dated May 13, 2002 (the "Current Agreement") with respect to each Fund (the "Proposal"). The Current Agreement is attached as Exhibit A.

     Grosvenor, a wholly owned subsidiary of Forum Investment Advisors, LLC ("FIA"), is the investment adviser of each Fund pursuant to the Current Agreement. Prior to May 13, 2002, FIA served as each Fund's investment adviser pursuant to an investment advisory agreement between the Trust and FIA (the "Prior Agreement"). At a meeting on May 13, 2002, the Board approved the transfer to Grosvenor of FIA's advisory responsibilities with respect to each Fund under the Prior Agreement and approved the Current Agreement with respect to each Fund. Shareholder approval of the Current Agreement was not required because (1) no change in advisory, supervisory, or compliance personnel servicing each Fund or the availability of resources needed to manage each Fund resulted from the transfer of FIA's investment advisory obligations under the Prior Agreement to Grosvenor and (2) FIA and Grosvenor are currently under common control and share the same officers.

     FIA intends to sell 80% of its ownership interest ("FIA's Interest") in Grosvenor to several investors on August 1, 2002 or such other date as may be agreed to by Forum and the investors. Under the Current Agreement, the sale of interests in Grosvenor will operate to automatically terminate the Current
Agreement. Nevertheless, after careful consideration, the Board unanimously approved the continuation of the Current Agreement with respect to each Fund subsequent to the sale of FIA's Interest in Grosvenor, subject to the approval of the requisite percentage of each Fund's shareholders. The Board proposes, and recommends that, the shareholders of each Fund vote "FOR" the continuation of the Current Agreement with respect to the Fund for the period subsequent to the sale of FIA's Interest in Grosvenor. Shareholders of each Fund are being asked to approve the Current Agreement only with respect to the Fund in which they own shares. The approval of the continuation of Current Agreement by the shareholders of one Fund is not contingent on the approval of the continuation of the Current Agreement by the shareholders of the other Fund.

     FIA's Interest in Grosvenor will be sold to five separate investors ("Investors"), which will own the percentage of Grosvenor indicated herein. The Investors are: Colonial Bank Corporation (20%), Ohio Heritage Bancorp, Inc. (20%), Grosvenor Holdings JAM, LLC (13.33%), Grosvenor Holdings LCB, LLC (13.33%) and RJB,

LLC (13.33%). As a result of the sale of FIA's Interest in Grosvenor, FIA will collectively receive from the Investors $480,000. FIA is indirectly owned and controlled by John Y. Keffer, Chairman of the Board of the Trust.

EVALUATION BY THE BOARD OF TRUSTEES
-----------------------------------

     On May 13, 2002, the Board met and discussed the Proposal and its possible effect on the Trust, each Fund and its respective shareholders. The Board considered the factors listed below, and such other factors and information it deemed relevant, prior to approving and recommending to each Fund's shareholders the continuation of the Current Agreement subsequent to the sale of FIA's Interest in Grosvenor:

     (1) At least 40% of Grosvenor will be owned by at least two bank holding companies based in Ohio, which have the potential to increase the amount of Fund assets, which could result in economies of scale that could reduce each Fund's expense ratio;

     (2) Following the change in ownership, each Fund will maintain its existing contracts with its current service providers. Thus, there will be no change in each Fund's custodial, transfer agency, or administrative support service, or in the resources available to manage each Fund;

     (3) Grosvenor intends to employ Les C. Berthy to manage each Fund subsequent to the sale of FIA's Interest. Mr. Berthy has been the portfolio manager for each Fund since each Fund's inception;

     (4)  Grosvenor   intends   to  engage  the  same   advisory,   supervisory,
          compliance, and support personnel for each Fund subsequent to the sale of FIA's Interest.

     (5) No change in either Fund's advisory fee would result from the sale of FIA's Interest, and each Fund's advisory fee will remain at 0.40% of the Fund's average daily net assets;

     (6) No change in each Fund's annual net expenses will result from the sale of FIA's Interest because Grosvenor intends to contractually waive a portion of its advisory fee in order to maintain each Fund's expense ratio at 0.95% of the Fund's average daily net assets;

     (7) Forum Administrative Services, LLC, the Trust's administrator, will continue to provide administrative services to each Fund, including compliance testing for each Fund;

     (8) Grosvenor and/or its affiliates will bear all of the costs of the Meeting and the preparation, printing and mailing of this Proxy Statement and proxy cards.

     Based upon its review, the Board concluded that the continuation of the Current Agreement subsequent to the sale of FIA's Interest in Grosvenor, was reasonable, fair and in the best interests of each Fund and its respective shareholders.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE PROPOSAL.

     If the shareholders of Investor Bond Fund approve the Proposal, the Current Agreement will continue with respect to the Fund subsequent to the sale of FIA's Interest in Grosvenor, which is expected to be finalized on or about August 1, 2002. If the shareholders of TaxSaver Bond Fund approve the Proposal, the Current Agreement will continue with respect to the Fund subsequent to the sale of FIA's Interest in Grosvenor, which is expected to be finalized on or about August 1, 2002.

DISCUSSION OF THE PROVISIONS OF THE CURRENT AGREEMENT
-----------------------------------------------------

     No changes to the Current Agreement will result from the sale of FIA's Interest in Grosvenor.

     Under the terms of the Current Agreement, the investment adviser manages the investment and reinvestment of the assets of each Fund. Under the Agreement, the investment adviser places orders for the purchase and sale of each Fund's investments directly with brokers and attempts to obtain quality execution at favorable prices. The Current Agreement permits Grosvenor to allocate brokerage on behalf of each Fund to brokers and dealers who provide research services and may cause the Fund to pay these brokers and dealers a higher amount of commission than may be charged by other brokers and dealers who do not provide comparable research services. In effecting securities transactions on behalf of each Fund, the Current Agreement requires Grosvenor to comply with all applicable laws, each Fund's objectives and investment policies, the policies set from time to time by the Board as well as the Trust's Trust Instrument and Bylaws. The Current Agreement permits Grosvenor to perform investment advisory services for other entities other than the Trust and each Fund.

     Grosvenor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. Grosvenor also furnishes to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports concerning the performance and operation of each Fund. Under the Current Agreement, Grosvenor is also responsible for maintaining records relating to the advisory services rendered to each Fund as required to be maintained by the Trust pursuant to applicable law, including records pertaining to each Fund transactions and the placing and allocation of brokerage orders. The Current Agreement also requires Grosvenor to provide each Fund's custodian and fund accountant, on each Fund business day, with information relating to all transactions concerning the Fund's assets.

     At Grosvenor's own expense, it may carry out any of its obligations under the Current Agreement by employing, subject to Grosvenor's supervision, one or more investment sub-advisers that are registered pursuant to the Investment Advisers Act of 1940, as amended. A sub-adviser's employment must be evidenced by a separate agreement approved by the Board and if required, by each Fund's shareholders.

     The Current Agreement provides that Grosvenor shall not be liable to the Trust for any mistake of judgment or in any event whatsoever, except for lack of good faith, breach of fiduciary duty, willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement or by reason of Grosvenor's reckless disregard if its obligations under the agreement or as otherwise required by applicable law.

     The Current Agreement provides that neither the Trustees of the Trust nor the shareholders of a Fund shall be liable for any obligations of the Trust or of the Fund under the agreement. Under the Current Agreement and in connection with asserting any rights or claims under the agreement, Grosvenor agrees to look only to the assets and property of a Fund to which such rights and claims may relate and not to the Trustees of the Trust or the shareholders of the Fund.

     If the continuation of the Current Agreement with respect to a Fund is approved by the Fund's shareholders, the Current Agreement will continue in effect thereafter for successive twelve month periods, provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the Current Agreement or interested persons of any such party (other than as Trustees of the Trust). The Current Agreement is terminable with respect to a Fund, without penalty, by the Board or by a vote of a majority of the voting securities of the Fund on 30 days' written notice to Grosvenor or by Grosvenor on 90 days' written notice to the Trust. The Current Agreement also provides for automatic terminate in the event of its assignment. The Current Agreement may only be amended or modified with respect to a Fund by a written agreement that is properly authorized and executed by the Trust and Grosvenor, and if required by law, by vote of a majority of the outstanding voting securities of the Fund.

ADVISORY FEES

     Under the Current Agreement, Grosvenor receives an advisory fee at an annual rate of 0.40% of the average daily net assets of each Fund. This advisory fee is at or below the industry average as characterized by each Fund's category peer group maintained by Lipper Inc. If the Current Agreement and proposed fee had been in effect for the fiscal year ended March 31, 2002, the Investors Bond Fund would have paid Grosvenor $54,225 in advisory fees (excluding waivers) and the TaxSaver Bond Fund would have paid Grosvenor $83,372 in advisory fees (excluding waivers). Grosvenor has agreed to contractually waive a portion of its advisory fee with respect to each Fund in order to maintain each Fund's expense ratio at 0.95% of the Fund's average daily net assets through July 31, 2003.

INFORMATION ABOUT GROSVENOR (PRIOR TO SALE OF FIA'S INTERESTS)

     Grosvenor is a newly created Delaware limited liability company that is wholly owned by FIA. Its principal place of business is located at Two Portland Square, Portland, Maine 04101. FIA is a privately owned company controlled by John Y. Keffer, who is Chairman of the Board of the Trust. On May 13, 2002, Grosvenor assumed the investment advisory responsibility for Investors Bond Fund and TaxSaver Bond Fund. As a result, on May 13, 2002, Grosvenor had approximately $36 million in assets under management.

     Grosvenor's corporate manager is Forum Holdings Corp. I and John Y. Keffer, the Trust's President and Chairman, is its President. Forum Holdings Corp. I maintains its principal office at Two Portland Square, Portland, Maine 04101.

     Set forth below is information about the principal executive officer and other officers of Grosvenor, each of whom may be contacted at Grosvenor Capital Management, LLC, Two Portland Square, Portland, Maine 04101:

------------------------------------------------------------ ---------------------------------------------------------
                       NAME (OFFICE)                                           PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
Charles F. Johnson (Director/Treasurer)                      Chief Financial Officer, Forum Financial Group LLC (a
                                                             mutual fund financial services company)
------------------------------------------------------------ ---------------------------------------------------------
David I. Goldstein (Secretary)                               Director of Business Development, Forum Financial
                                                             Group, LLC
------------------------------------------------------------ ---------------------------------------------------------
Frederick Skillin (Asst. Treasurer)                          Senior Manager, Expense Accounting, Forum Financial
                                                             Group, LLC
------------------------------------------------------------ ---------------------------------------------------------
Dana A. Lukens (Asst. Secretary)                             General Counsel, Forum Financial Group, LLC
------------------------------------------------------------ ---------------------------------------------------------
Nanette K. Chern (Chief Compliance Officer)                  Corporate Counsel, Forum Financial Group, LLC
------------------------------------------------------------ ---------------------------------------------------------

INFORMATION ABOUT GROSVENOR (AFTER SALE OF FIA'S INTEREST)

     Grosvenor will continue to be organized as a Delaware limited liability company and will continue to maintain its principal place of business at Two
Portland Square, Portland, Maine 04101. Grosvenor will be owned in the percentages set forth below by the following entities: FIA (20%), Colonial Bank
Corporation  (20%), Ohio Heritage Bancorp,  Inc. (20%),  Grosvenor Holdings JAM,
LLC  (13.33%),  Grosvenor  Holdings  LCB, LLC  (13.33%)  and RJB, LLC  (13.33%).
Grosvenor will not have a corporate manager; instead, the functions of the corporate manager will be performed by a board of directors. Set forth below is information about the directors, the principal executive officers and other officers of Grosvenor, each of whom may be contacted at Grosvenor Capital
Management, LLC, Two Portland Square, Portland, Maine 04101:

------------------------------------------------------------ ---------------------------------------------------------
                       NAME (OFFICE)                                           PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
John Y. Keffer (Director/President)                          Member and Director, Forum Financial Group, LLC
------------------------------------------------------------ ---------------------------------------------------------
Jeffrey A. Maffett (Director/Senior Vice President)          President, Colonial Banc Corp.
------------------------------------------------------------ ---------------------------------------------------------
Richard J. Berthy (Director)                                 President/Chief Executive Office, ConSelltant Group
                                                             Corp.
------------------------------------------------------------ ---------------------------------------------------------
Les C. Berthy (Vice President and Senior Portfolio Manager)  Portfolio Manager, Forum Advisors, LLC and Grosvenor
                                                             Capital Management, LLC
------------------------------------------------------------ ---------------------------------------------------------
Carl Bright (Vice President)                                 Regional Sales Manager, Forum Financial group, LLC
------------------------------------------------------------ ---------------------------------------------------------
Charles F. Johnson (Treasurer)                               Chief Financial Officer,  Forum Financial Group LLC (a
                                                             mutual fund financial services company)
------------------------------------------------------------ ---------------------------------------------------------
David I. Goldstein (Secretary)                               Director of Business Development, Forum Financial
                                                             Group, LLC
------------------------------------------------------------ ---------------------------------------------------------
Frederick Skillin (Asst. Treasurer)                          Senior Manager, Expense Accounting, Forum Financial
                                                             Group, LLC
------------------------------------------------------------ ---------------------------------------------------------
Dana A. Lukens (Asst. Secretary)                             General Counsel, Forum Financial Group, LLC
------------------------------------------------------------ ---------------------------------------------------------
Nanette K. Chern (Chief Compliance Officer)                  Corporate Counsel, Forum Financial Group, LLC
------------------------------------------------------------ ---------------------------------------------------------

         After the sale of FIA's Interest, the following officer of Grosvenor is expected to be an officer of the Trust:

              John Y. Keffer, Chairman and President of the Trust.

                                  OTHER MATTERS

     No other matters are expected to be presented at the Meeting other than the Proposal. If any other matter properly comes before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

     It is anticipated that, following the Meeting, neither Fund will hold any meetings of shareholders except as required by Federal or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, Leslie K. Klenk, in care of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101.

     As of the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of each Fund. As of the Record Date, the following shareholders beneficially owned more than 5% of the outstanding shares of each Fund:

------------------------------- --------------------------------------- --------------------- -----------
                                                                                                 % OF
FUND/CLASS OF SHARES            NAME AND ADDRESS                               SHARES            FUND
------------------------------- --------------------------------------- --------------------- -----------
Investors Bond Fund             SEI Trust Company (recordholder)                 X                X%
                                C/o Irwin Union Bank & Trust
                                Attn: Mutual Funds Administration
                                One Freedom Valley Drive
                                Oaks, PA 19456
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
                                SEI Trust Company (recordholder)                 X                X%
                                C/o Irwin Union Bank & Trust
                                Attn: Mutual Fund Administration
                                One Freedom Valley Drive
                                Oaks, PA 19456
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
                                National Financial Services Corp                 X                X%
                                (recordholder)
                                PO Box 3908
                                Church Station
                                New York, NY 10008-3908
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
                                Gertrude Weiss                                   X                X%
                                C/o Larry Zusman
                                5045 North Main Street
                                Suite 250
                                Dayton, OH 45415-3637
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
                                                                                                 % OF
FUND/CLASS OF SHARES            NAME AND ADDRESS                               SHARES            FUND
------------------------------- --------------------------------------- --------------------- -----------
TaxSaver Bond Fund              SEI Trust Company (recordholder)                 X                X%
                                C/o Irwin Union Bank & Trust
                                Attn: Mutual Fund Administration
                                One Freedom Valley Drive
                                Oaks, PA 19456
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
                                Lawrence L. Zusman, Trustee                      X                X%
                                Lawrence L. Zusman Living Trust
                                UAD 2-3-93
                                6439 Woodacre Court
                                Englewood, OH 45322
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
                                Leonore Zusman, Trustee                          X                X%
                                Leonore Zusman Living Trust
                                UAD 2-3-93
                                6439 Woodacre Court
                                Englewood, OH 45322
------------------------------- --------------------------------------- --------------------- -----------
                                Mitchell Singer                                  X                X%
                                5045 North Main Street
                                Suite 250
                                Dayton, OH 45415-3637
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
                                Firstrust Co. (recordholder)                     X                X%
                                National City Bank Trust Dept.
                                227 Main Street
                                Evansville, IN 47708
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
                                Jack R. Scholl                                   X                X%
                                Judith L. Scholl Jt Tenn
                                15 Thornridge Road
                                Pittsburgh, PA 15202
------------------------------- --------------------------------------- --------------------- -----------

------------------------------- --------------------------------------- --------------------- -----------
                                National Financial Services Corp.                X                X%
                                (recordholder)
                                PO Box 3908
                                Church Street Station
                                New York, NY 10008-3908
------------------------------- --------------------------------------- --------------------- -----------

                             ADDITIONAL INFORMATION

OTHER FUND SERVICE PROVIDERS
----------------------------

     Forum Administrative Services, LLC ("FAdS") serves as each Fund's administrator, Forum Fund Services, LLC ("FFS") serves as each Fund's principal underwriter, Forum Shareholder Services, LLC ("FSS") serves as each Fund's transfer agent, Forum Accounting Services, LLC ("FAdS") serves as each Fund's fund account and Forum Trust, LLC ("FT") serves as each Fund's custodian (collectively, the "Forum Companies"). Each of the Forum Companies is an indirect wholly owned subsidiary of Forum Financial Group, LLC and is controlled by John Y. Keffer, the Chairman and President of the Trust. Currently, each of the Forum Companies are affiliates of FIA and Grosvenor. After the sale of FIA's Interest in Grosvenor, the Forum Companies may not be deemed an affiliate of Grosvenor. The Forum Companies will continue to provide the services referenced above regardless of whether a Fund's shareholders approve the Proposal.

     Each Fund paid the Forum Companies listed below the following fees (subsequent to fee waivers) for the period from April 1, 2001 to March 31, 2002:

------------------------------------------- ----------------------------------- -------------------------------------
              Forum Company                        Investors Bond Fund                   TaxSaver Bond Fund
------------------------------------------- ----------------------------------- -------------------------------------

------------------------------------------- ----------------------------------- -------------------------------------
Forum Administrative Services, LLC                       $21,112                              $41,686
------------------------------------------- ----------------------------------- -------------------------------------
Forum Fund Services, LLC                                    $0                                   $0
------------------------------------------- ----------------------------------- -------------------------------------
Forum Shareholder Services, LLC                          $48,061                              $65,227
------------------------------------------- ----------------------------------- -------------------------------------
Forum Accounting Services, LLC                           $40,900                              $39,900
------------------------------------------- ----------------------------------- -------------------------------------
Forum Trust, LLC                                         $ 7,587                              $ 6,088
------------------------------------------- ----------------------------------- -------------------------------------

                             REPORTS TO SHAREHOLDERS

     Each Fund will furnish, upon request and without charge, to each person to whom this Proxy Statement is delivered a copy of the Fund's latest annual report to shareholders for the fiscal year ended March 31, 2002 and semi-annual report for the period ended September 30, 2001. To request a copy, please call each Fund's distributor, Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101, at 888-263-5593.



                                        By Order of the Board of Trustees,



                                        Leslie K. Klenk
                                         Secretary

                          PRELIMINARY COPIES    EXHIBIT A
A-6

                                   FORUM FUNDS
                          INVESTMENT ADVISORY AGREEMENT
                                      WITH
                        GROSVENOR CAPITAL MANAGEMENT, LLC


     AGREEMENT made the 13th day of May, 2002 between Forum Funds (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at Two Portland Square, Portland, Maine 04101, and Grosvenor Capital Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at Two Portland Square, Portland, Maine 04101.

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is authorized to issue its shares in separate series and classes;

     WHEREAS, the Trust desires that the Adviser perform investment advisory services for the investment portfolios of the Trust listed on Schedule A hereto (the "Funds"), each a separate series of the Trust, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, the Trust and the Adviser agree as follows:

     SECTION 1. APPOINTMENT AND DELIVERY OF DOCUMENTS

     (a) The Trust hereby appoints Adviser as investment adviser for the Funds for the period and on the terms set forth in this Agreement. Adviser accepts this appointment and agrees to render its services as investment adviser for the compensation set forth herein.

     (b) The Trust has delivered copies of each of the following documents and will from time to time furnish Adviser with any supplements or amendments to such documents:

          (i) the Trust Instrument of the Trust, as filed with the Secretary of State of the State of Delaware, as in effect on the date hereof and as amended from time to time ("Trust Instrument");

          (ii) the Bylaws of the Trust as in effect on the date hereof and as amended from time to time ("Bylaws");

          (iii) the Registration Statement under the Act and, if applicable, the Securities Act of 1933 (the "Securities Act"), as filed with the Securities and Exchange Commission (the "Commission"), relating to the Fund and its shares and all amendments thereto ("Registration Statement");

          (iv) the prospectus and statement of additional information relating to the Fund ("Prospectus"); and,

          (v) all proxy statements, reports to shareholders, advertising or other materials prepared for distribution to shareholders of the Fund or the public, that refer to Adviser or its clients.

     The Trust shall furnish Adviser with any further documents, materials or information that Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

     SECTION 2. DUTIES OF THE ADVISER

     (a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets in the Funds. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     (b) The Adviser will report to the Board at each meeting thereof all changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Funds maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request.

     (c) In making purchases and sales of securities for the Funds, and otherwise performing its duties hereunder, the Adviser will comply with the Act and the rules and regulations thereunder, all other applicable Federal and state laws and regulations, the policies set from time to time by the Board as well as the limitations imposed by the Trust's Trust Instrument, Bylaws, Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objectives, policies and restrictions of the Funds. Without limiting the foregoing, the Adviser agrees that, in placing orders with broker-dealers for the purchase or sales of portfolio securities, it shall attempt to obtain quality execution at favorable security prices; provided that, consistent with section 28(e) of the Securities and Exchange Act, the exercise of the Adviser's fiduciary duties under its Investment Advisory agreement with the Trust, and any other applicable law, the Adviser may allocate brokerage on behalf of the Trust to broker-dealers who provide research services and may cause the Funds to pay these broker-dealers a higher amount of commission than may be charged by other broker-dealers.

     (d) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

     (e) The Adviser shall maintain records relating to Fund transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act and the rules and regulations thereunder. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the Act and the rules and regulations thereunder, the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

     (f) The Adviser shall provide the Funds' custodian and fund accountant on each business day with information relating to all transactions concerning the Funds' assets.

     (g) The Adviser shall authorize and permit any of its Trustees, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

     SECTION 3. EXPENSES

     (a) The Adviser shall waive its fee to ensure that the Funds' expense ratios do not exceed any expense limit described in the prospectus or applicable to the Funds under the laws or regulations of any state in which shares of the Funds are qualified for sale (reduced pro rata for any portion of less than a year).

     (b) If the Funds' expense ratio exceeds the expense limits described in subsection (a) above after the Adviser has waived its fees, the Adviser shall be responsible for that portion of the net expenses of the Funds that exceed any expense limit described in the prospectus and the net expenses of the Funds (except interest, taxes, brokerage, fees and other expenses paid by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the Act and organization expenses, all to the extent such exceptions are permitted by applicable state law and regulation) incurred by the Funds during each of the Funds' fiscal years or portion thereof that this Agreement is in effect which, as to the Funds, in any such year exceeds any expense limits applicable to the Funds under the laws or regulations of any state in which shares of the Funds are qualified for sale (reduced pro rata for any portion of less than a year).

     (c) The Trust hereby confirms that, subject to the foregoing, the Trust shall be responsible and shall assume the obligation for payment of all the Trust's other expenses, including: (i) interest charges, taxes, brokerage fees and commissions; (ii) certain insurance premiums; (iii) fees, interest charges and expenses of the Trust's administrator, custodian, transfer agent and dividend disbursing agent; (iv) telecommunications expenses; (v) the fees and expenses of the Trust's independent auditors and of the outside legal counsel appointed by the Board; (vi) costs of the Trust's formation and maintaining its existence; (vii) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (viii) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (ix) costs of reproduction, stationery and supplies; (x) compensation of the Trust's Trustees, officers, employees and other personnel performing services for the Trust who are not officers of the Adviser, of Forum Fund Services, LLC or of affiliated persons of either; (xi) costs of Board meetings; (xii) registration fees and related expenses for registration with the Commission and the securities regulatory authorities of other countries in which the Trust's shares are sold; (xiii) state securities law registration fees and related expenses; (xiv) the fee payable hereunder and fees and out-of-pocket expenses payable to Forum Fund Services, LLC under any distribution, management or similar agreement; (xv) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act or otherwise.

     SECTION 4. STANDARD OF CARE

     The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Adviser's undertaking these services the Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, breach of fiduciary duty, willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder and except as otherwise provided by law.

     SECTION 5. COMPENSATION

     In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each of the Funds, a fee at an annual rate as listed in Appendix A hereto. These fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. The Adviser's reimbursement, if any, of the Funds' expenses as provided in Section 4 hereof, shall be estimated and accrued daily and paid to the Trust monthly in arrears, at the same time as the Trust's payment to the Adviser for such month.

     SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) With respect to the Funds, this Agreement shall become effective immediately upon approval by a majority of the Trust's Trustees, including a majority of the Trustees who are not interested persons of the Trust.

     (b) This Agreement shall remain in effect for a period of twenty four months from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of approval) or for such shorter period as may be specified by the Board in giving its approval as provided below; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Funds, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if this Agreement or the continuation of this Agreement is not approved, the Adviser may continue to render the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. The annual approvals provided for herein shall be effective to continue this Agreement from year to year (or such shorter period referred to above) if given within a period beginning not more than sixty
(60) days prior to such anniversary, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     (c) This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Funds on 30 days' written notice to the Adviser or (ii) by the Adviser on 90 days' written notice to the Trust, with copies to each of the Trust's Trustees at their respective addresses set forth in the Trust's Registration Statement or at such other address as such persons may specify to the Adviser and to legal counsel to the Trust. This agreement shall terminate automatically and immediately upon assignment.

     SECTION 7. ACTIVITIES OF THE ADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of the Adviser's officers, directors, trustees or employees who may also be a Trustee, officer or employee of the Trust, or persons otherwise affiliated with the Trust, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

     SECTION 8. SUB-ADVISERS

     At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the Adviser's supervision, one or more persons who are registered as investment advisers pursuant to the Investment Advisers Act of 1940, as amended, or who are exempt from registration thereunder ("Sub-advisers"). Each Sub-adviser's employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund.

     SECTION 9. NOTICES

     Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by telex and shall be effective upon receipt. Notices and communications shall be given, if to the Trust, at:

                  Forum Funds
                  Two Portland Square
                  Portland, ME  04101
                  Attn:  Secretary
and if to the Adviser, at:

                  Grosvenor Investment Advisors, LLC
                  Two Portland Square
                  Portland, ME  04101
                  Attn:  Secretary

     SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the interest holders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the interest holders of the Funds.

     SECTION 11. MISCELLANEOUS

     (a) No provision of this Agreement with respect to any of the Funds may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting securities of the Funds.

     (b) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (c) This Agreement shall be governed by and shall be construed in accordance with the laws of the State of New York.

     (d) The terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have the meanings ascribed thereto in the Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                FORUM FUNDS


                                /S/ JOHN Y. KEFFER
                                ---------------------------
                                John Y. Keffer
                                 President

                                GROSVENOR CAPITAL MANAGEMENT, LLC


                                /S/ CHARLES F. JOHNSON
                                ---------------------------
                                Charles F. Johnson
                                 Treasurer

                                   FORUM FUNDS
                               ADVISORY AGREEMENT
                                      WITH
                        GROSVENOR CAPITAL MANAGEMENT, LLC
                                   SCHEDULE A

                               AS OF MAY 13, 2002


                                                     FEE AS A % OF THE
                                              ANNUAL AVERAGE DAILY NET ASSETS
            FUNDS OF THE TRUST                          OF THE FUND

            Investors Bond Fund                            0.40%
            TaxSaver Bond Fund                             0.40%

                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

                 (FOR SHAREHOLDERS OF INVESTORS BOND FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints Lisa J. Weymouth, Leslie K. Klenk and Patrick J. Keniston (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Investors Bond Fund (the "Fund"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101, on July xx, 2002, at 10:00 a.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

        To approve the continuation of the Investment Advisory Agreement between the Trust and Grosvenor Capital Management, LLC ("Grosvenor") dated May 13, 2002 with respect to Investors Bond Fund subsequent to the sale by Forum Investment Advisors, LLC of 80% of its ownership interest in Grosvenor.

               FOR _____          AGAINST _____          ABSTAIN _____


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on July xx, 2002. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.


     ---------------------------------------------------------   ---------------
     Authorized Signature                                             Date

     ---------------------------------------------------------
     Printed Name (and Title if Applicable)

     ---------------------------------------------------------   ---------------
     Authorized Signature (Joint Investor or Second Signatory)        Date

     ---------------------------------------------------------
     Printed Name (and Title if Applicable)

                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

                  (FOR SHAREHOLDERS OF TAXSAVER BOND FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints Lisa J. Weymouth, Leslie K. Klenk and Patrick J. Keniston (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of TaxSaver Bond Fund (the "Fund"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101, on July xx, 2002, at 10:00 a.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposals. The Board of Trustees recommends voting "FOR" the Proposal.

                                                                    PROPOSAL

        To approve the continuation of the Investment Advisory Agreement between the Trust and Grosvenor Capital Management, LLC ("Grosvenor") dated May 13, 2002 with respect to TaxSaver Bond Fund subsequent to the sale by Forum Investment Advisors, LLC of 80% of its ownership interest in Grosvenor.

               FOR _____          AGAINST _____          ABSTAIN _____


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on July xx, 2002. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.


     ---------------------------------------------------------   ---------------
     Authorized Signature                                             Date

     ---------------------------------------------------------
     Printed Name (and Title if Applicable)

     ---------------------------------------------------------   ---------------
     Authorized Signature (Joint Investor or Second Signatory)        Date

     ---------------------------------------------------------
     Printed Name (and Title if Applicable)

[Logo]FORUM
      FINANCIAL GROUP            PORTLAND  SEATTLE  WARSAW  BERMUDA

June xx, 2002

VIA EDGAR

Securities and Exchange Commission
Office of Document Control
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Forum Funds
         File Nos. 811-3023; 2-67052

Ladies and Gentlemen:

         On behalf of Investors Bond Fund and TaxSaver Bond Fund (the "Funds"), each a series of Forum Funds (the "Trust"), transmitted herewith for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), are preliminary proxy materials to be used in connection with the special meeting of shareholders of the Funds expected to be held on July xx, 2002. No fee is required per Exchange Act Rule 14a-6(i)(2) of Schedule 14A.

     The purpose of the meeting is for each Fund's shareholders to vote on the following:

     1. To approve or disapprove the continuation of the Investment Advisory Agreement between the Trust and Grosvenor Capital Management LLC ("Grosvenor") dated May 13, 2002 subsequent to Forum Investment Advisors, LLC's sale of 80% of its ownership interest in Grosvenor; and

     2. To transact such other business as may properly come before the meeting.

     The Trust intends to release definitive copies of the proxy materials to shareholders on June 23, 2002. Please contact the undersigned at (207) 822-6228 if you have any comments or questions concerning this filing.


                                        Very truly yours,


                                        /s/ Patrick J. Keniston
                                        ------------------------
                                        Patrick J. Keniston
                                         Forum Administrative Services, LLC
cc:    John M. Ganley
         Securities and Exchange Commission
       Anthony C.J. Nuland, Esquire
         Seward & Kissel, LLP

TWO PORTLAND SQUARE
PORTLAND, MAINE 04101
TEL: 207-879-1900
FAX: 207-879-6050
WWW.FORUM-FINANCIAL.COM